Exhibit 10.56

CONFIDENTIAL

FIRST ADDENDUM TO FIRST RENEWAL LICENSE AGREEMENT
FOR THE GAME BOY ADVANCE VIDEO GAME SYSTEM (EEA,
AUSTRALIA AND NEW ZEALAND)

THIS First Addendum Agreement is entered into by and between Nintendo Co., Ltd. (hereinafter “NCL”), and Activision, Inc. and its subsidiaries (hereinafter collectively referred to as “Licensee”).

1.0           Recitals

1.1           The Game Boy Advance Renewal License Agreement for the EEA, Australia and New Zealand between NCL and Licensee was executed by the parties (“First Renewal Agreement”) on April 28, 2005.

1.2           Licensee desires to make the following changes to the First Renewal Agreement:

(a)           the Licensee name “Activision, Inc., a corporation of California” shall be changed to “Activision, Inc., a corporation of Delaware” in the Introductory paragraph;

(b)           the subsidiary name “ATVI France, S.A.R.L.” shall be changed to “ATVI France, S.A.S.” in the Introductory paragraph and in the signature block;

(c)           “Activision Publishing, Inc., a corporation of Delaware,” shall be added as a Party; and

(d)           the contact person “Michael Hand” shall be changed to “George Rose” in the Introductory paragraph; and

(e)           the signatory for ATVI France, S.A.S. shall be changed from “Patrick Chachaut” to “George Rose.”

1.3           NCL is agreeable to these changes.

NOW, THEREFORE, in consideration of the rights and covenants contained herein and in the aforementioned First Renewal Agreement, the parties agree as follows:

2.0           The Introductory paragraph and Signature blocks shall be changed as described in Clause 1.2 above.

3.0           All other provisions of the First Renewal Agreement shall remain in full force and effect, and the First Renewal Agreement shall be interpreted in a manner consistent with this addendum agreement.

IN FURTHER WITNESS WHEREOF, NCL and Licensee have caused these presents to be signed by the respective corporate officers hereunto duly authorized:

NCL:		LICENSEE:
Nintendo Co., Ltd.		Activision, Inc.

By:	/s/ Satoru Iwata	By:	/s/ George Rose
George Rose
	President	General Counsel

Date:	June 20, 2006	Date:	April 1, 2006

LICENSEE:
Activision Publishing, Inc.

		By:	/s/ George Rose
George Rose
Title:

		Date:	April 1, 2006

LICENSEE:
Activision UK, Ltd.

		By:	/s/ George Rose
George Rose
Director

		Date:	April 1, 2006

LICENSEE:
ATVI France, S.A.S.

By:	/s/ George Rose
George Rose
Director

Date:	April 1, 2006
LICENSEE:
Activision GmbH

By:	/s/ George Rose
George Rose
Managing Director

Date:	April 1, 2006

LICENSEE:
Activision

By:	/s/ George Rose
George Rose
Director

Date:	April 1, 2006